UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2008
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DIVERSIFIED RESTAURANT HOLDINGS, INC.
(Name of small business in its charter)

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Nevada	333-145316	20-5621294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21751 W. Eleven Mile Road Suite 208 Southfield, MI 48076
(Address of principal executive offices)

Registrant's telephone number:  (248) 223-9160

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01  Entry into a Material Definitive Agreement.

On Wednesday, June 25, 2008, AMC Petoskey, Inc., a wholly owned subsidiary of Diversified Restaurant Holdings, Inc., closed on a loan with Charter One Bank. The proceeds of the loan are to be used for construction and start-up costs for a new Buffalo Wild Wings restaurant to be located in Petoskey, Michigan. The date of the note is June 25, 2008, and it has a maturity date of June 25, 2015.

The loan is for the amount of $803,239.00 with a term of seven years and amortized over seven years. AMC Petoskey, Inc. shall pay consecutive monthly installments of principal as follows commencing July 25, 2008.

Months 1-12

$ 7,681

Months 13-24

   8,236

Months 25-36

   8,831

Months 37-48

   9,470

Months 49-60

 10,154

Months 61-72

 10,888

Months 73-84

 11,676

Months 85-96

 12,520

Months 97-108

 13,425

Months 109-120

 14,395

AMC Petoskey, Inc. shall pay interest monthly on the twenty-fifth of every month. A rate of 6.98% fixed with a SWAP derivative has been assigned. The loan is secured by the assets of AMC Petoskey, Inc. The Bank is authorized to accelerate the payment of the Loan on the occurrence of an event of default under the terms of the Loan Agreement.

The loan is guaranteed by:

T. Michael Ansley, President (personally)

Flyer Enterprises, Inc., a related entity

TMA Enterprises of Ferndale, LLC, a related entity

Diversified Restaurant Holdings, Inc.

AMC Wings, Inc., a wholly owned subsidiary

AMC Group, Inc., a wholly owned subsidiary

AMC Grand Blanc, Inc., a wholly owned subsidiary

AMC Troy, Inc., a wholly owned subsidiary

Two financial covenants govern this loan:

1.

The Borrower and Corporate Guarantors on a combined basis shall not permit the ratio of its EBITDA, minus taxes paid in cash, Distributions, shareholder advances, increases in intercompany or affiliated company receivables and unfinanced CAPEX, to Interest Expense plus CMLTD, to be less than (i) 1.0 to 1.0 at June 30, 2008; (ii) 1.1 to 1.0 at September 30, 2008 and (iii) 1.2 to 1.0 at December 31, 2008 and thereafter for the 4 consecutive fiscal quarters ending at the end of each fiscal quarter.

2.

The Borrower and Corporate Guarantors on a combined basis shall not permit the ratio of its Funded Indebtedness to EBITDA to be greater than 3.5 to 1.0 for any fiscal year beginning June 30, 2008. Only EBITDA and funded debt of stores open for a period more than three months will be used in the covenant

Item 2.03.  Creation of a Direct Financial Obligation or An Obligation Under an Off Balance Sheet

       Arrangement of a Registrant.

The information required by this item 2.03 is set forth in item 1.01 above, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)

The following exhibits are included with this Report.

Exhibit 10.1

Loan and Security Agreement dated June 25, 2008 by and between Charter One Bank and AMC Petoskey, Inc.

Exhibit 10.2

Term Note dated June 25, 2008 by and between Charter One Bank and AMC Petoskey, Inc.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.
Dated: June 27, 2008	By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

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